Exhibit 24

POWER OF ATTORNEY

The undersigned constitutes and appoints Anthony M. Robinson and R. Andrew Watts, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and his name, place and stead, in any and all capacities, to sign the 2024 Annual Report on Form 10-K for Brown & Brown, Inc., and any amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ J. HYATT BROWN
J. Hyatt Brown

Dated: January 22, 2025

POWER OF ATTORNEY

The undersigned constitutes and appoints Anthony M. Robinson and R. Andrew Watts, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and his name, place and stead, in any and all capacities, to sign the 2024 Annual Report on Form 10-K for Brown & Brown, Inc., and any amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ J. POWELL BROWN
J. Powell Brown

Dated: January 22, 2025

POWER OF ATTORNEY

The undersigned constitutes and appoints Anthony M. Robinson and R. Andrew Watts, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and his name, place and stead, in any and all capacities, to sign the 2024 Annual Report on Form 10-K for Brown & Brown, Inc., and any amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ LAWRENCE L. GELLERSTEDT, III
Lawrence L. Gellerstedt, III

Dated: January 22, 2025

POWER OF ATTORNEY

The undersigned constitutes and appoints Anthony M. Robinson and R. Andrew Watts, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and his name, place and stead, in any and all capacities, to sign the 2024 Annual Report on Form 10-K for Brown & Brown, Inc., and any amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ STEPHEN P. HEARN
Stephen P. Hearn

Dated: January 22, 2025

POWER OF ATTORNEY

The undersigned constitutes and appoints Anthony M. Robinson and R. Andrew Watts, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and his name, place and stead, in any and all capacities, to sign the 2024 Annual Report on Form 10-K for Brown & Brown, Inc., and any amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ THEODORE J. HOEPNER
Theodore J. Hoepner

Dated: January 22, 2025

POWER OF ATTORNEY

The undersigned constitutes and appoints Anthony M. Robinson and R. Andrew Watts, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and his name, place and stead, in any and all capacities, to sign the 2024 Annual Report on Form 10-K for Brown & Brown, Inc., and any amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ JAMES S. HUNT
James S. Hunt

Dated: January 22, 2025

POWER OF ATTORNEY

The undersigned constitutes and appoints Anthony M. Robinson and R. Andrew Watts, or either of them, as her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for her and her name, place and stead, in any and all capacities, to sign the 2024 Annual Report on Form 10-K for Brown & Brown, Inc., and any amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ TONI JENNINGS
Toni Jennings

Dated: January 22, 2025

POWER OF ATTORNEY

The undersigned constitutes and appoints Anthony M. Robinson and R. Andrew Watts, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and his name, place and stead, in any and all capacities, to sign the 2024 Annual Report on Form 10-K for Brown & Brown, Inc., and any amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ PAUL J. KRUMP
Paul J. Krump

Dated: January 22, 2025

POWER OF ATTORNEY

The undersigned constitutes and appoints Anthony M. Robinson and R. Andrew Watts, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and his name, place and stead, in any and all capacities, to sign the 2024 Annual Report on Form 10-K for Brown & Brown, Inc., and any amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ TIMOTHY R.M. MAIN
Timothy R.M. Main

Dated: January 22, 2025

POWER OF ATTORNEY

The undersigned constitutes and appoints Anthony M. Robinson and R. Andrew Watts, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and his name, place and stead, in any and all capacities, to sign the 2024 Annual Report on Form 10-K for Brown & Brown, Inc., and any amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ BRONISLAW E. MASOJADA
Bronislaw E. Masojada

Dated: January 22, 2025

POWER OF ATTORNEY

The undersigned constitutes and appoints Anthony M. Robinson and R. Andrew Watts, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and his name, place and stead, in any and all capacities, to sign the 2024 Annual Report on Form 10-K for Brown & Brown, Inc., and any amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ JAYMIN B. PATEL
Jaymin B. Patel

Dated: January 22, 2025

POWER OF ATTORNEY

The undersigned constitutes and appoints Anthony M. Robinson and R. Andrew Watts, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and his name, place and stead, in any and all capacities, to sign the 2024 Annual Report on Form 10-K for Brown & Brown, Inc., and any amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ H. PALMER PROCTOR, JR.
H. Palmer Proctor, Jr.

Dated: January 22, 2025

POWER OF ATTORNEY

The undersigned constitutes and appoints Anthony M. Robinson and R. Andrew Watts, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and his name, place and stead, in any and all capacities, to sign the 2024 Annual Report on Form 10-K for Brown & Brown, Inc., and any amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ WENDELL S. REILLY
Wendell S. Reilly

Dated: January 22, 2025

POWER OF ATTORNEY

The undersigned constitutes and appoints Anthony M. Robinson and R. Andrew Watts, or either of them, as her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for her and her name, place and stead, in any and all capacities, to sign the 2024 Annual Report on Form 10-K for Brown & Brown, Inc., and any amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ KATHLEEN A. SAVIO
Kathleen A. Savio

Dated: January 22, 2025

POWER OF ATTORNEY

The undersigned constitutes and appoints Anthony M. Robinson and R. Andrew Watts, or either of them, as her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for her and her name, place and stead, in any and all capacities, to sign the 2024 Annual Report on Form 10-K for Brown & Brown, Inc., and any amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ CHILTON D. VARNER
Chilton D. Varner

Dated: January 22, 2025